Assets Held for Sale	12 Months Ended
Dec. 31, 2017
Disclosure Of Assets Held For Sale [Abstract]
Assets Held for Sale
17.	ASSETS HELD FOR SALE

In connection with the Corporation’s ownership of approximately 40% of the issued and outstanding common shares of Innova, senior management committed to a plan to dispose of its ownership in Innova and classified the investment as assets held for sale during the three months ended December 31, 2016 (see note 12). During the year ended December 31, 2017, the Corporation completed the disposition of all of its ownership of the issued and outstanding common shares in Innova for an amount of CDN $20.5 million (USD $16.1 million). Nil gain (loss) was recognized on sale.